------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 27, 2004


       INDYMAC MBS, INC. (as depositor under the Trust Agreement, dated as of February 25, 2004, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-Through Certificates,
       Series 2004-R1).

                               INDYMAC MBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                       333-102888              95-4791925
----------------------------           ------------        -------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
    of Incorporation)                  File Number)        Identification No.)

               155 North Lake Avenue
                Pasadena, California                  91101
               ----------------------                 ---------
               (Address of Principal                Zip Code)
                Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

------------------------------------------------------------------------------

Item 5.    Other Events.
----       ------------

     On February 27, 2004, IndyMac MBS, Inc. (the "Company") entered into a Trust Agreement dated as of February 25, 2004 (the "Trust Agreement"), by and among the Company, as depositor, Greenwich Capital Markets, Inc. ("GCM"), as underlying certificate seller, and Deutsche Bank National Trust Company, as trustee, securities intermediary and bank (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-R1 (the "Certificates"). The Trust Agreement is annexed hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
----       ------------------------------------------------------------------

     Not applicable.

     Not applicable.

     Exhibits:

          99.1. Trust Agreement, dated as of February 25, 2004, by and among the Company, GCM and the Trustee.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INDYMAC MBS, INC.



                                         By:  /s/ Victor H. Woodworth
                                             ----------------------------
                                                Victor H. Woodworth
                                                Vice President



Dated:  May 3, 2004

                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page
-------                                                                   ----

   99.1. Trust Agreement, dated as of February 25, 2004, by and among,
         the Company, GCM and the Trustee                                   5